EXHIBIT 99.1

PHILLIPS-VAN HEUSEN CORPORATION

200 MADISON AVENUE

NEW YORK, N.Y. 10016

FOR IMMEDIATE RELEASE:

January 2, 2007

Contact:

Michael Shaffer

Executive Vice President & Chief Financial Officer

(212) 381-3523

www.pvh.com

PHILLIPS-VAN HEUSEN CORPORATION

COMPLETES ACQUISITION OF ASSETS OF SUPERBA, INC.; PVH TO MARKET CALVIN KLEIN AND IZOD NECKWEAR

New York, New York -- Phillips-Van Heusen Corporation [NYSE:PVH] announced today that it has completed the acquisition of substantially all of the assets of privately-held Superba, Inc., a leading manufacturer and distributor of neckwear in the United States and Canada.  The acquired business, which includes neckwear licenses for many well-known designer and brand names, such as Arrow, DKNY, Tommy Hilfiger, Nautica, Perry Ellis, Ted Baker, Ike Behar, Michael Kors, JOE Joseph Abboud, Original Penguin, Jones New York and Hart Schaffner Marx, will be operated through the newly formed PVH Neckwear Group.

PVH also announced today that it has entered into an agreement with Mallory & Church LLC pursuant to which PVH and Mallory have agreed to the early termination of the neckwear licenses that Mallory holds for PVH’s IZOD and Calvin Klein brands.  The PVH Neckwear Group will assume control of the Calvin Klein and IZOD neckwear businesses and the neckwear offerings will continue to be distributed through better department stores and specialty stores.  The arrangement is expected to become effective in early February.

Commenting on the transactions, Emanuel Chirico, Chief Executive Officer of PVH, stated “We are excited with the opportunity the Superba acquisition presents.  Neckwear is, obviously, complementary to our heritage business in dress shirts and Superba has followed the same multiple brand, multiple channel, and multiple price point strategy that we have followed.  We believe that the synergy created by coupling the leading neckwear and dress shirt businesses will provide us with additional opportunity to grow both businesses.”  Mr. Chirico added, “We are also pleased that we have been able to provide for the early return of the Calvin Klein and IZOD neckwear businesses.  This will provide us with an immediate opportunity to expand our newly acquired neckwear business and enhance the growth we expect to see from it.”

Phillips-Van Heusen Corporation is one of the largest clothing companies in the world.  It owns and markets the Calvin Klein brand worldwide.  It is the largest shirt company in the world and markets a variety of products under its own trademarks, Van Heusen, Calvin Klein, IZOD, Arrow, Bass, and G.H. Bass and Co., and its licensed trademarks, Geoffrey Beene, Kenneth Cole NY, Kenneth Cole Reaction, unlisted, A Kenneth Cole Production, BCBG Max Azria, BCBG Attitude, MICHAEL Michael Kors, Sean John, Chaps, Donald J. Trump Signature Collection, and JOE Joseph Abboud.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Forward-looking statements in this press release, including, without limitation, statements relating to the Company’s future revenues and earnings, plans, strategies, objectives, expectations and intentions, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Investors are cautioned that such forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy, and some of which might not be anticipated, including, without limitation, the following: (i) the Company’s plans, strategies, objectives, expectations and intentions are subject to change at any time at the discretion of the Company; (ii) the levels of sales of the Company’s apparel,  footwear and related products, both to its wholesale customers and in its retail stores, the levels of sales of the Company’s licensees at wholesale and retail, and the extent of discounts and promotional pricing in which the Company and its licensees and other business partners are required to engage, all of which can be affected by weather conditions, changes in the economy, fuel prices, reductions in travel, fashion trends, consolidations, repositionings and bankruptcies in the retail industries, repositionings of brands by the Company’s licensors and other factors;  (iii) the Company’s plans and results of operations will be affected by the Company’s ability to manage its growth and inventory, including the Company’s ability to continue to realize revenue growth from developing and growing Calvin Klein; (iv) the Company’s operations and results could be affected by quota restrictions and the imposition of safeguard controls (which, among other things, could limit the Company’s ability to produce products in cost-effective countries that have the labor and technical expertise needed), the availability and cost of raw materials (particularly petroleum-based synthetic fabrics, which are currently in high demand), the Company’s ability to adjust timely to changes in trade regulations and the migration and development of manufacturers (which can affect where the Company’s products can best be produced), and civil conflict, war or terrorist acts, the threat of any of the foregoing, or political and labor instability in the United States or any of the countries where the Company’s products are or are planned to be produced; (v) disease epidemics and health related concerns, which could result in closed factories, reduced workforces, scarcity of raw materials and scrutiny or embargoing of goods produced in infected areas; (vi) acquisitions and issues arising with acquisitions and proposed transactions, including without limitation, the ability to integrate an acquired entity into the Company with no substantial adverse affect on the acquired entity’s or the Company’s existing operations, employee relationships, vendor relationships, customer relationships or financial performance; (vii) the failure of the Company’s licensees to market successfully licensed products or to preserve the value of the Company’s brands, or their misuse of the Company’s brands and (viii) other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update publicly any forward-looking statement, including, without limitation, any estimate regarding revenues or earnings, whether as a result of the receipt of new information, future events or otherwise.

PHILLIPS-VAN HEUSEN CORPORATION

200 MADISON AVENUE

NEW YORK, N.Y. 10016

FOR IMMEDIATE RELEASE:

January 2, 2007

Contact:

Michael Shaffer

Executive Vice President & Chief Financial Officer

(212) 381-3523

www.pvh.com

PHILLIPS-VAN HEUSEN CORPORATION

COMPLETES ACQUISITION OF ASSETS OF SUPERBA, INC.; PVH TO MARKET CALVIN KLEIN AND IZOD NECKWEAR

New York, New York -- Phillips-Van Heusen Corporation [NYSE:PVH] announced today that it has completed the acquisition of substantially all of the assets of privately-held Superba, Inc., a leading manufacturer and distributor of neckwear in the United States and Canada.  The acquired business, which includes neckwear licenses for many well-known designer and brand names, such as Arrow, DKNY, Tommy Hilfiger, Nautica, Perry Ellis, Ted Baker, Ike Behar, Michael Kors, JOE Joseph Abboud, Original Penguin, Jones New York and Hart Schaffner Marx, will be operated through the newly formed PVH Neckwear Group.

The PVH Neckwear Group, consisting of the Superba Division and the Insignia Design Group, is managed by Superba’s former management team, including Mervyn Mandelbaum, Chief Executive Officer.  Joining the management team as President is Lee Terrill.  Mr. Terrill has been with PVH for 28 years, having served in numerous sales and marketing positions within the Dress Shirt Group, including as President, Branded Dress Shirts since 1998.  The Neckwear Group’s marketing, sales and design organizations are based in New York City and its manufacturing and back office operations are based in Los Angeles.

PVH also announced today that it has entered into an agreement with Mallory & Church LLC pursuant to which PVH and Mallory have agreed to the early termination of the neckwear licenses that Mallory holds for PVH’s IZOD and Calvin Klein brands.  The PVH Neckwear Group will assume control of the Calvin Klein and IZOD neckwear businesses and the neckwear offerings will continue to be distributed through better department stores and specialty stores.  The arrangement is expected to become effective in early February.

Commenting on the transactions, Emanuel Chirico, Chief Executive Officer of PVH, stated “We are excited with the opportunity the Superba acquisition presents.  Neckwear is, obviously, complementary to our heritage business in dress shirts and Superba has followed the same multiple brand, multiple channel, and multiple price point strategy that we have followed.  We believe that the synergy created by coupling the leading neckwear and dress shirt businesses will provide us with additional opportunity to grow both businesses.”  Mr. Chirico added, “We are also pleased that we have been able to provide for the early return of the Calvin Klein and IZOD neckwear businesses.  This will provide us with an immediate opportunity to expand our newly acquired neckwear business and enhance the growth we expect to see from it.”

Phillips-Van Heusen Corporation is one of the largest clothing companies in the world.  It owns and markets the Calvin Klein brand worldwide.  It is the largest shirt company in the world and markets a variety of products under its own trademarks, Van Heusen, Calvin Klein, IZOD, Arrow, Bass, and G.H. Bass and Co., and its licensed trademarks, Geoffrey Beene, Kenneth Cole NY, Kenneth Cole Reaction, unlisted, A Kenneth Cole Production, BCBG Max Azria, BCBG Attitude, MICHAEL Michael Kors, Sean John, Chaps, Donald J. Trump Signature Collection, and JOE Joseph Abboud.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Forward-looking statements in this press release, including, without limitation, statements relating to the Company’s future revenues and earnings, plans, strategies, objectives, expectations and intentions, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Investors are cautioned that such forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy, and some of which might not be anticipated, including, without limitation, the following: (i) the Company’s plans, strategies, objectives, expectations and intentions are subject to change at any time at the discretion of the Company; (ii) the levels of sales of the Company’s apparel,  footwear and related products, both to its wholesale customers and in its retail stores, the levels of sales of the Company’s licensees at wholesale and retail, and the extent of discounts and promotional pricing in which the Company and its licensees and other business partners are required to engage, all of which can be affected by weather conditions, changes in the economy, fuel prices, reductions in travel, fashion trends, consolidations, repositionings and bankruptcies in the retail industries, repositionings of brands by the Company’s licensors and other factors;  (iii) the Company’s plans and results of operations will be affected by the Company’s ability to manage its growth and inventory, including the Company’s ability to continue to realize revenue growth from developing and growing Calvin Klein; (iv) the Company’s operations and results could be affected by quota restrictions and the imposition of safeguard controls (which, among other things, could limit the Company’s ability to produce products in cost-effective countries that have the labor and technical expertise needed), the availability and cost of raw materials (particularly petroleum-based synthetic fabrics, which are currently in high demand), the Company’s ability to adjust timely to changes in trade regulations and the migration and development of manufacturers (which can affect where the Company’s products can best be produced), and civil conflict, war or terrorist acts, the threat of any of the foregoing, or political and labor instability in the United States or any of the countries where the Company’s products are or are planned to be produced; (v) disease epidemics and health related concerns, which could result in closed factories, reduced workforces, scarcity of raw materials and scrutiny or embargoing of goods produced in infected areas; (vi) acquisitions and issues arising with acquisitions and proposed transactions, including without limitation, the ability to integrate an acquired entity into the Company with no substantial adverse affect on the acquired entity’s or the Company’s existing operations, employee relationships, vendor relationships, customer relationships or financial performance; (vii) the failure of the Company’s licensees to market successfully licensed products or to preserve the value of the Company’s brands, or their misuse of the Company’s brands and (viii) other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update publicly any forward-looking statement, including, without limitation, any estimate regarding revenues or earnings, whether as a result of the receipt of new information, future events or otherwise.